                                                                    Exhibit 24.1
                                                                    ------------

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Ronald O. Bubar and Thomas W. Knuesel, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of LUIGINO'S, INC., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                               Title                          Date
---------                               -----                          ----

/s/ Jeno F. Paulucci                    Chairman of the Board and      March 23, 2001
------------------------------------    Director
Jeno F. Paulucci


/s/ Michael J. McDonnell                Director                       March 23, 2001
------------------------------------
Michael J. McDonnell


/s/ Joseph C. Hall                      Director                       March 25, 2001
------------------------------------
Joe C. Hall


/s/ Lois M. Paulucci                    Director                       March 23, 2001
------------------------------------
Lois M. Paulucci


/s/ William H. Hippee, Jr.              Director                       March 26, 2001
------------------------------------
William H. Hippee, Jr.


/s/ Larry W. Nelson                     Director                       March 26, 2001
------------------------------------
Larry W. Nelson